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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2003

SMURFIT-STONE CONTAINER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23876 (Commission File Number)	43-1531401 (I.R.S. Employer Identification No.)
150 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)		60601 (Zip Code)
(312) 346-6600 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

  (C)
  Exhibits:

  99.1*
  Press Release dated October 29, 2003.

Item 12.    Results of Operations and Financial Condition.*

        On October 29, 2003, Smurfit-Stone Container Corporation issued a press release announcing its earnings for the third quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

*
The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMURFIT-STONE CONTAINER CORPORATION
Dated: October 29, 2003	By:	/s/ PAUL K. KAUFMANN
	Name:	Paul K. Kaufmann
	Title:	Vice President and Corporate Controller

Exhibit Index

Exhibit No.	Description
99.1*	Press Release dated October 29, 2003.

*
The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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SIGNATURES
Exhibit Index